Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 1 dated as of February 25, 2011 (this “Amendment”), to the Term Loan Credit Agreement dated as of November 24, 2010 (the “Credit Agreement”), among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower has requested that the Credit Agreement be amended to, among other things, provide for new term loans (the “New Loans”) in an aggregate principal amount of $1,225,000,000, the proceeds of which will be used by the Borrower to (i) repay in full all outstanding Loans (the “Old Loans”) under the Credit Agreement and (ii) pay fees and expenses incurred in connection with the foregoing.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in its correct alphabetical order:

““Amendment No. 1 Effective Date” means February 25, 2011.”

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by (1) replacing “4.50%” with “3.25%” and (2) replacing “3.50%” with “2.25%”.

(c) The definition of “Eligible Assignee” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “company engaged in the business of making commercial loans” in clause (b) thereof with the words “company or other entity engaged in the business of making or investing in commercial loans”.

(d) The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“Notwithstanding any contrary provision in this Agreement, the initial Interest Period of the LIBO Rate Borrowing made on the Amendment No. 1 Effective Date shall end on March 31, 2011.”

(e) The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “1.50%” with “1.25%”.

(f) Section 2.19 of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

“In the event that, prior to the date that is 180 days after the Amendment No. 1 Effective Date, any Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, the Borrower shall pay to such Lender a prepayment fee equal to 1.00% of the amount of such Repricing Prepayment.”

(g) Section 9.04(b) of the Credit Agreement is hereby amended by replacing the words “Closing Date” in the proviso to clause (i)(A) thereof with the words “Amendment No. 1 Effective Date”.

SECTION 3. Loans. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each person designated as a “Lender” on Schedule I hereto (each a “New Lender”) agrees, severally and not jointly, to make a New Loan to the Borrower on the Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule I hereto and (ii) from and after the making of the New Loans on the Amendment Effective Date, each New Loan shall be a “Loan”, and each New Lender shall be a “Lender”, under the Credit Agreement. The proceeds of the New Loans shall be used by the Borrower solely to make the Loan Repayment (as defined below) and to pay fees and expenses incurred in connection therewith. Sections 2.02, 2.03 and 2.04 of the Credit Agreement shall apply mutatis mutandis to the funding of the New Loans on the Amendment Effective Date.

(b) On the Amendment Effective Date, the Borrower shall repay all Old Loans outstanding under the Credit Agreement, together with accrued and unpaid interest thereon, with the proceeds of the New Loans (the “Loan Repayment”). Upon the Borrower’s making of the Loan Repayment, each of the Lenders receiving such Loan Repayment, other than those lenders that are New Lenders, shall cease to be a party to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights thereunder or any rights to or interest in any Collateral; provided, however, that such Lenders shall continue to be entitled to the benefits (in accordance with the Credit Agreement) of Sections 2.13, 2.14, 2.15 and 9.03 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date.

SECTION 4. Prepayment Fee. On the Amendment Effective Date, pursuant to Section 2.19 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date, the Borrower agrees to pay a fee (the “Prepayment Fee”) to the Administrative Agent, for

the account of each Lender, in an amount equal to 1.00% of the Old Loans of such Lender. The Prepayment Fee shall be payable on the Amendment Effective Date in immediately available funds. Once paid, the Prepayment Fee shall not be refundable under any circumstances.

SECTION 5. Reaffirmation. Each Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement and the Collateral Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby) and (b) affirms and confirms (1) its obligations under each of the Loan Documents to which it is a party, (2) its guarantee of the Secured Obligations and (3) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Secured Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Secured Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby on the Amendment Effective Date:

(a) the representations and warranties of each Loan Party contained in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(b) no Default shall have occurred and be continuing;

(c) all written information (other than any projections, forward-looking statements, the pro forma financial statements and estimates and information of a general economic nature) concerning the Borrower, the Subsidiaries and any of the transactions contemplated hereby prepared by or on behalf of the Borrower or the Subsidiaries and that have been made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby on or before the date hereof (the “Information”), when taken as a whole, as of the date such Information was furnished to the Lenders and as of the Amendment Effective Date, did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made; and

(d) the projections, forward-looking statements, pro forma financial statements and estimates and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the transactions contemplated hereby on or before the date hereof (the “Other Information”) (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from the Other Information), and (ii) as of the Amendment Effective Date, have not been modified in any material respect by the Borrower.

SECTION 7. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Loan Guarantor, (iii) the Administrative Agent, (iv) the Collateral Agent, (v) the Required Lenders and (vi) each New Lender;

(b) the Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Pillsbury Winthrop Shaw Pittman LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, dated the Amendment Effective Date and addressed to the Agents and the Lenders;

(c) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate as of a recent date for each Loan Party from its jurisdiction of organization;

(d) (i) at the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, the representations and warranties of the Borrower and the other Loan Parties set forth in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (ii) at the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, no Default shall have occurred and be continuing and (iii) the Administrative Agent shall have received a certificate, signed by the chief financial officer or vice president of finance of the Borrower and dated the Amendment Effective Date, confirming compliance with the conditions precedent set forth in clauses (i) and (ii) of this Section 7(d);

(e) the Administrative Agent shall have received (i) the Prepayment Fee and (ii) all other fees required to be paid by the Borrower, and all reasonable documented out-of-pocket expenses for which invoices have been presented (including the reasonable documented fees and expenses of Cravath, Swaine & Moore LLP, as counsel for the Agents), on or before the Amendment Effective Date;

(f) the Administrative Agent shall have received a customary certificate from the chief financial officer, vice president of finance or vice president and controller of the Borrower certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereby on the Amendment Effective Date, are solvent (which shall have a meaning consistent with Section 3.13 of the Credit Agreement);

(g) the Administrative Agent shall have received a Borrowing Request not later than 1:30 p.m., New York City time, two (2) Business Days before the proposed Amendment Effective Date (or such later time as shall be acceptable to the Administrative Agent);

(h) the Administrative Agent shall have received notice of the prepayment of Old Loans in accordance with Section 2.08(b) of the Credit Agreement;

(i) the Administrative Agent shall be satisfied that the Loan Repayment shall be consummated substantially concurrently with the funding of the New Loans on the Amendment Effective Date; and

(j) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 8. Intercreditor Agreement. In accordance with Section 2.10 of the Intercreditor Agreement, the Collateral Agent, on behalf of each New Lender, hereby confirms that it shall be bound by the terms of the Intercreditor Agreement.

SECTION 9. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement (except as otherwise expressly provided with respect to the Loan Repayment) or discharge or release the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Secured Obligations are in all respects continuing and in full force and effect with respect to all Secured Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Loan Repayment), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment (except as otherwise expressly provided with respect to the Loan Repayment). The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, except as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

SECTION 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PETCO ANIMAL SUPPLIES, INC.,

by	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	Executive Vice President & Chief Financial Officer

PETCO ANIMAL SUPPLIES STORES, INC.,
INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.,
PETCO SOUTHWEST, INC.,
PETCO PET INSURANCE CENTER, INC.,

by	/s/ Michael E. Foss
	Name:	Michael E. Foss
	Title:	Executive Vice President & Chief Financial Officer

E-PET SERVICES, LLC,

by PETCO ANIMAL SUPPLIES STORES, INC.

Its:	Sole Member

/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	Executive Vice President & Chief Financial Officer

PETCO ASIA, LLC,

by	INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.

Its: Sole Member

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	Executive Vice President & Chief Financial Officer

[PETCO Animal Supplies, Inc. - Amendment No. I]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent and Collateral Agent,

by	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Managing Director

by	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Airlie CLO 2006-I, Ltd.

by: Neuberger Berman Fixed Income LLC as collateral manager

	by	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	ALZETTE EUROPEAN CLO S.A.

	by:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	American Economy Insurance Company

	by	/s/ Robert A. Howard
		Name:	Robert A. Howard
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Bond Fund

American Funds Insurance Series, Bond Fund

by: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Bond Fund

	by	/s/ Michael J. Downer
		Name:	Michael J. Downer
		Title:	Senior Vice President and Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Global Bond Fund

American Funds Insurance Series, Global Bond Fund

by: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Global Bond Fund

	by	/s/ Michael J. Downer
		Name:	Michael J. Downer
		Title:	Senior Vice President and Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund

American Funds Insurance Series, High-Income Bond Fund

by: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund

	by	/s/ Michael J. Downer
		Name:	Michael J. Downer
		Title:	Senior Vice President and Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Research and Management Company, for and on behalf of American High-Income Trust

American High-Income Trust

by: Capital Research and Management Company, for and on behalf of American High-Income Trust

	by	/s/ Michael J. Downer
		Name:	Michael J. Downer
		Title:	Senior Vice President and Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	American States Insurance Company

	by	/s/ Robert A. Howard
		Name:	Robert A. Howard
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	AMMC CLO VI, LIMITED

	by:	American Money Management Corp., As Collateral Manager

	by	/s/ Chester M. Eng
		Name:	Chester M. Eng
		Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	AMMC VII, LIMITED

	by:	American Money Management Corp.,
As Collateral Manager

	by	/s/ Chester M. Eng
		Name:	Chester M. Eng
		Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	AMMC VIOI, LIMITED

	by:	American Money Management Corp.,
As Collateral Manager

	by	/s/ Chester M. Eng
		Name:	Chester M. Eng
		Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	APOSTLE LOOMIS SAYLES CREDIT
OPPORTUNITIES FUND,
As Lender

	by:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	by:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	by	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	APOSTLE LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

	by:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	by:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	by	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Ariel Reinsurance Company Ltd.

	by	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Atrium IV

Atrium V

	by:		Credit Suisse Asset Management, LLC,
as collateral manager

Castle Garden Funding

Madison Park Funding II, Ltd.

	by:		Credit Suisse Asset Management, LLC,
as collateral manager

Madison Park Funding III, Ltd.

	by:		Credit Suisse Asset Management, LLC,
as collateral manager

Madison Park Funding IV, Ltd.

	by:		Credit Suisse Asset Management, LLC,
as collateral manager

Qualcomm Global Trading, Inc.

	by:		Credit Suisse Asset Management, LLC,
as investment manager

	by		/s/ Lauri Whitlock
		Name:	Lauri Whitlock
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	AVALON CAPITAL LTD. 3

	by:	INVESCO Senior Secured Management, Inc.
as Asset Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FEINGOLD O’KEEFE CAPITAL, LLC
As Collateral Manager for
Avery Street CLO, Ltd.

	by	/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-11
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-1
BABSON CLO LTD. 2006-11
BABSON CLO LTD. 2007-1
BABSON MID-MARKET CLO LTD. 2007-11
BABSON CLO LTD. 2008-1
BABSON CLO LTD. 2008-11
BABSON LOAN OPPORTUNITY CLO, LTD.
BABSON CAPITAL FLOATING RATE INCOME
MASTER FUND, L.P.
CLEAR LAKE CLO, LTD.
OSPREY CDO 2006-1 LTD.
SAPPHIRE VALLEY CDO I, LTD.
ST. JAMES RIVER CLO, LTD.
SUMMIT LAKE CLO, LTD.
BILL & MELINDA GATES FOUNDATION TRUST
BABSON CAPITAL LOAN PARTNERS I, L.P.
OLYMPIC PARK LTD.
CASCADE INVESTMENT L.L.C.
DIAMOND LAKE CLO, LTD.
JFIN CLO 2007 LTD.

[PETCO Animal Supplies, Inc. - Amendment No. I]

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
BABSON LOAN OPPORTUNITY CLO, LTD.
BABSON CAPITAL FLOATING RATE INCOME
MASTER FUND, L.P.
CLEAR LAKE CLO, LTD.
OSPREY CDO 2006-I LTD.
SAPPHIRE VALLEY CDO I, LTD.
ST. JAMES RIVER CLO, LTD.
SUMMIT LAKE CLO, LTD.
by: Babson Capital Management LLC as Collateral Manager

by:	/s/ Arthur McMahon
Name:	Arthur McMahon
Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Ballyrock CLO 2006-I Limited

by: Ballyrock Investment Advisors LLC, as Collateral Manager

	by	/s/ Lisa Rymut
		Name:	Lisa Rymut
		Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Ballantyne Funding LLC

	by	/s/ Stacy Lai
		Name:	Stacy Lai
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Ballyrock CLO 2006-2 Limited

	by:	Ballyrock Investment Advisors LLC, as Collateral Manager

	by	/s/ Lisa Rymut
		Name:	Lisa Rymut
		Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BELHURST CLO LTD.

	by:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

BILL & MELINDA GATES FOUNDATION TRUST
by: Babson Capital Management LLC as Investment Adviser

by:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Managing Director

BABSON CAPITAL LOAN PARTNERS I, L.P.
OLYMPIC PARK LTD.
CASCADE INVESTMENT L.L.C.
by: Babson Capital Management LLC as Investment Manager

by:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Managing Director

DIAMOND LAKE CLO, LTD.
by: Babson Capital Management LLC as Collateral Servicer

by:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Managing Director

JFIN CLO 2007 LTD.
by: Jefferies Finance LLC as Collateral Manager

By	/s/-
Name:
	Title:	Managing Director

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Debt Strategies Fund, Inc.

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Defined Opportunity Credit Trust

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Defined Opportunity Credit Trust

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Diversified Income Strategies Fund, Inc.

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Fixed Income Global Opportunities Master Unit Trust

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Floating Rate Income Strategies Fund II, Inc.

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Floating Rate Income Strategies Fund, Inc.

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Floating Rate Income Trust

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Funds II BlackRock Floating Rate Income Portfolio

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Global Investment Series: Income Strategies Portfolio

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Limited Duration Income Trust

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Senior Floating Rate Portfolio

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Senior High Income Fund, Inc.

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Senior Income Series IV

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BlackRock Senior Income Series V Limited

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BLACKSTONE/GSO MARKET NEUTRAL CREDIT MASTER FUND L.P.

	by:	GSO Capital Advisors LLC, as Manager

	by:	/s/ Marisa Beeney
		Name:	Marisa Beeney
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BLACKSTONE/GSO SECURED TRUST LTD

by: GSO/Blackstone Debt Funds Management LLC as Investment Manager

	by:	/s/ Daniel H. Smith

		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BLACKSTONE/GSO SENIOR FLOATING RATE TERM FUND

by: GSO/Blackstone Debt Funds Management LLC as Investment Advisor

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BLT 24 LLC

	by:	/s/ Douglas DiBella
		Name:	Douglas DiBella
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Blue Shield of California

	by:	/s/ David Ardini
		Name:	David Ardini
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Boeing Company Employee Retirement Plans Master Trust Investment Control Pool

	by:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	by:	/s/ Colin Pennycooke
		Name:	Colin Pennycooke
		Title:	Counsel

	by:	/s/ Joellen J. Watts
		Name:	Joellen J. Watts
		Title:	Counsel

Iowa Public Employees’ Retirement System

[PETCO Animal Supplies, Inc. - Amendment No. I]

by:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

by:	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

by:	/s/ Joellen J. Watts
	Name:	Joellen J. Watts
	Title:	Counsel

Principal Variable Contracts Funds, Inc. – Bond & Mortgage Securities Account

by:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

by:	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

by:	/s/ Joellen J. Watts
	Name:	Joellen J. Watts
	Title:	Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Brentwood CLO Ltd,

	by:	Highland Capital Management, L.P.
As Collateral Manager
	by:	Strand Advisors, Inc.,
its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BRIDGEPORT CLO II LTD.

	by:	Deerfield Capital Management LLC
as its Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BRIDGEPORT CLO LTD.

	by:	Deerfield Capital Management LLC
as its Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BROAD STREET FUNDING LLC

	by:	GSO/Blackstone Debt Funds Management LLC as Sub-Advisor

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	BURR RIDGE CLO Plus LTD.

	by:	Deerfield Capital Management LLC
as its Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

by: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

by: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Research and Management Company, for and on behalf of Capital World Bond Fund Capital World Bond Fund by: Capital Research and Management Company, for and on behalf of Capital World Bond Fund

	by:	/s/ Michael J. Downer
		Name:	Michael J. Downer
		Title:	Senior Vice President and Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CCA EAGLE LOAN MASTER FUND LTD.

by: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.

	by:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cent CDO 10 Limited

by: Columbia Management Investment Advisers, LLC, as Collateral Manager

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cent CDO 12 Limited

by: Columbia Management Investment Advisers, LLC, as Collateral Manager

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cent CDO 14 Limited

by: Columbia Management Investment Advisers, LLC, as Collateral Manager

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cent CDO 15 Limited

by: Columbia Management Investment Advisers, LLC, as Collateral Manager

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cent CDO XI Limited

by: Columbia Management Investment Advisers, LLC, as Collateral Manager

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cent CDO 9 Limited

by: Columbia Management Investment Advisers, LLC, as Collateral Manager

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Chatham Light II CLO, Limited

by: Sankaty Advisors LLC, as Collateral Manager

	by:	/s/ -
Name:
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CIFC Funding 2006-1, Ltd.
CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-11, Ltd.
CIFC Funding 2007-11, Ltd.

by: Commercial Industrial Finance Corp, its Collateral Manager

	by:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CITRON INVESTMENT CORPORATION

by: GSO Capital Advisors LLC as Manager

	by:	/s/ Marisa Beeney
		Name:	Marisa Beeney
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CLC Leveraged Loan Trust

by: Challenger Life Nominees PTY Limited as Trustee

by: Guggenheim Investment Management, LLC as Manager

	by:	/s/ Kaitlin Trinh
		Name:	Kaitlin Trinh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cole Brook CBNA Loan Funding LLC

	by:	/s/ Patrick Reichart
		Name:	Patrick Reichart
		Title:	Attorney in fact

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Columbia Institutional Leveraged Loan Fund II, L.P.

by: Columbia Management Investment Advisers, LLC, as Investment Adviser

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Columbia Strategic Income Fund Variable Series

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Columbia Strategic Income Fund

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	COLUMBUS PARK CDO LTD.

by: GSO/Blackstone Debt Funds Management LLC as Portfolio Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	ColumbusNova CLO IV, LTD. 2007-II

by: ColumbusNova Credit Investment Management LLC as Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	ColumbusNova CLO IV, LTD. 2007-I

by: ColumbusNova Credit Investment Management LLC as Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	ColumbusNova CLO LTD. 2006-I

by: ColumbusNova Credit Investment Management LLC as Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	ColumbusNova CLO IV, LTD. 2006-II

by: ColumbusNova Credit Investment Management LLC as Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Confluent 3 Limited

by: Invesco Senior Secured Management, Inc. As Investment Manager

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	COPPER RIVER CLO LTD.

by: Guggenheim Investment Management, LLC as Collateral Manager

	by:	/s/ Kaitlin Trinh
		Name:	Kaitlin Trinh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Cornerstone CLO Ltd.

by: Stone Tower Debt Advisors LLC As Its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CRATOS CLO I LTD.

by: Cratos CDO Management, LLC As Attorney-in-Fact

by: JMP Credit Advisors LLC Its Manager

	by:	/s/ Jeremy Phipps
		Name:	Jeremy Phipps
		Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CREDIT SUISSE LOAN FUNDING LLC

	by:	/s/ Douglas DiBella
		Name:	Douglas DiBella
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	CUMBERLAND II CLO LTD.

by: Deerfield Capital Management LLC as its Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD.

	by:	/s/ Nicole D. Kouba
		Name:	Nicole D. Kouba
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD.

	by:	/s/ Nicole D. Kouba
		Name:	Nicole D. Kouba
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD.

	by:	/s/ Nicole D. Kouba
		Name:	Nicole D. Kouba
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH

	by:	DB Services New Jersey, Inc.

	by:	/s/ -
Name:
Title:

For any Lender requiring a second signature line:

	by:	/s/ Edward Schaffer
		Name:	Edward Schaffer
		Title:	Vice President

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	DEXTERA

	by:	/s/ Arlene Arellano
		Name:	Arlene Arellano
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	DIVERSIFIED CREDIT PORTFOLIO LTD.

by: INVESCO Senior Secured Management, Inc.
as Investment Adviser

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Doral CLO I

	by:	/s/ Scott McKay
		Name:	Scott McKay
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Duane Street CLO II, Ltd

by: Duane Street CLO II, Ltd.

by: DiMaio Ahmad Capital LLC,
As Collateral Manager

	by:	/s/ Paul Travers
		Name:	Paul Travers
		Title:	Principal Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Duane Street CLO III, Ltd

by: Duane Street CLO III, Ltd.

by: DiMaio Ahmad Capital LLC,
As Collateral Manager

	by:	/s/ Paul Travers
		Name:	Paul Travers
		Title:	Principal Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Duane Street CLO IV, Ltd

by: Duane Street CLO IV, Ltd.

by: DiMaio Ahmad Capital LLC,
As Collateral Manager

	by:	/s/ Paul Travers
		Name:	Paul Travers
		Title:	Principal Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	DWS FLOATING RATE PLUS FUND

	by:	DWS Floating Rate Plus Fund

by: Deutsche Investment Management Americas, Inc. as Investment Manager

	by:	/s/ Eric S. Meyer
		Name:	Eric S. Meyer
		Title:	Managing Director

For any Lender requiring a second signature line:

	By	/s/ Phuong T. Le
		Name:	Phuong T. Le
		Title:	Director

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	DWS SHORT DURATION PLUS FUND

	by:	DWS Short Duration Plus Fund

by: Deutsche Investment Management Americas, Inc.
as Investment Manager

	by:	/s/ Eric S. Meyer
		Name:	Eric S. Meyer
		Title:	Managing Director

For any Lender requiring a second signature line:

	By	/s/ Phuong T. Le
		Name:	Phuong T. Le
		Title:	Director

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eastland CLO, Ltd.

by: Highland Capital Management, L.P., As Collateral Manager

by: Strand Advisors, Inc., its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO IX Ltd.

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO VII PLC.

by: Eaton Vance Management as Interim Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO VIII, Ltd.

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance CDO X PLC

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance Floating-Rate Income Trust

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance Institutional Senior Loan Fund

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance Medallion Floating-Rate Income Portfolio

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance Senior Floating-Rate Trust

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance Senior Income Trust

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance Short Duration Diversified Income Fund

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Eaton Vance VT Floating-Rate Income Fund

by: Eaton Vance Management as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	ECP CLO 2008-1, LTD
Silvermine Capital Management LLC As Portfolio Manager

	by:	/s/ Stephen Perrella
		Name:	Stephen Perrella
		Title:	Credit Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FEINGOLD O’KEEFE CAPITAL, LLC
As Collateral Manager for Emerson Place CLO, Ltd.

	by:	/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Federated Bank Loan Core Fund

	by:	/s/ B. Anthony Delserone, Jr.
		Name:	B. Anthony Delserone, Jr.
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Fidelity Advisers Series I: Fidelity Advisers Floating Rate High Income

	by:	/s/ Jeffrey Christian
		Name:	Jeffrey Christian
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

	by:	/s/ Jeffrey Christian
		Name:	Jeffrey Christian
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Fidelity Summer Street Trust: Fidelity High Income Fund

	by:	/s/ Jeffrey Christian
		Name:	Jeffrey Christian
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	First Trust Senior Floating Rate Income Fund II

by: First Trust Advisors L.P. its investment manager or its investment advisor

	by:	/s/ William a. Housey, Jr.
		Name:	William a. Housey, Jr.
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FLAGSHP CLO V

by: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

	by:	/s/ Eric S. Meyer
		Name:	Eric S. Meyer
		Title:	Managing Director

For any Lender requiring a second signature line:

	By	/s/ Phuong T. Le
		Name:	Phuong T. Le
		Title:	Director

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FLAGSHP CLO VI

by: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

	by:	/s/ Eric S. Meyer
		Name:	Eric S. Meyer
		Title:	Managing Director

For any Lender requiring a second signature line:

	By	/s/ Phuong T. Le
		Name:	Phuong T. Le
		Title:	Director

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Founder Grove CLO, Ltd.

by: Tall Tree Investment Management, LLC as Collateral Manager

	by:	/s/ Brian T. Buescher
		Name:	Brian T. Buescher
		Title:	Officer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Franklin CLO V, Ltd.

	by:	/s/ David Ardini
		Name:	David Ardini, Franklin Advisers, Inc., as Collateral Manager
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Franklin CLO VI, Ltd.

	by:	/s/ David Ardini
		Name:	David Ardini, Franklin Advisers, Inc., as Collateral Manager
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Franklin Floating Rate Master Series

	by:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Franklin Floating Rate Daily Access Fund

	by:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Franklin Templeton Limited Duration Income Trust

	by:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Franklin Templeton Series II Funds – Franklin Floating Rate II Fund

	by:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FUTURE FUND BOARD OF GUARDIANS

by: Oak Hill Advisors, L.P. As its Investment Manager

	by:	/s/ -
Name:
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FUTURE FUND BOARD OF GUARDIANS

by: Sakaty Advisors, LLC, as its Investment Advisor

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:

Galaxy IV CLO, LTD	PineBridge Bank Loan Fund Ltd.
by: PineBridge Investments LLC its Collateral Manager	by: PineBridge Investments LLC Its Investment Manager

Galaxy V CLO, LTD	Saturn CLO, Ltd.
by: PineBridge Investments LLC	by: PineBridge Investments LLC
its Collateral Manager	its Collateral Manager

Galaxy VI CLO, LTD by: PineBridge Investments LLC its Collateral Manager	STICHTING PENSIOENFONDS MEDISCH SPECIALISTEN
	by:	PineBridge Investments LLC
Its Investment Manager

Galaxy VII CLO, LTD by: PineBridge Investments LLC its Collateral Manager	STICHTING PENSIOENFONDS VOOR HUISARTSEN
	by:	PineBridge Investments LLC
Its Investment Manager

Galaxy VIII CLO, LTD	by:	/s/ W. Jeffrey Baxter
by: PineBridge Investments LLC		Name:	W. Jeffrey Baxter
its Collateral Manager		Title:	Managing Director

Galaxy X CLO, LTD	For any Lender requiring a second signature line:
by: PineBridge Investments LLC
its Collateral Manager	By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	GALE FORCE 2 CLO, LTD.

by: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	GALE FORCE 3 CLO, LTD.

by: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	GENERAL ELECTRIC PENSION TRUST

by: GE Capital Debt Advisors LLC, as Investment Advisor

	by:	/s/ John Campos
		Name:	John Campos
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	General Insurance Company of America

	by:	/s/ Robert A. Howard
		Name:	Robert A. Howard
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	GOLDMAN SACHS CREDIT PARTNERS LP

	by:	/s/ Lauren Day
		Name:	Lauren Day
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Grant Grove CLO, Ltd.

by: Tall Tree Investment Management, LLC as Collateral Manager

	by:	/s/ Brian T. Buscher
		Name:	Brian T. Buscher
		Title:	Officer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Grayson & Co.

by: Boston Management and Research as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Grayson CLO, Ltd.

by: Highland Capital Management, L.P.,
As Collateral Manager

by: Strand Advisors, Inc.,
Its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Greenbriar CLO, Ltd.

by: Highland Capital Management, L.P.,
As Collateral Manager

by: Strand Advisors, Inc.,
Its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	GSO MAK FUND LP

by: GSO Capital Advisors LLC, its Management Company

	by:	/s/ Marisa Beeney
		Name:	Marisa Beeney
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	GUGGENHEIM APSLEY FUND L.P.

by: Guggenheim Apsley Holdings LLC as General Partner

by: Guggenheim Investment Management, LLC as Manager

	by:	/s/ Kaitlin Trinh
		Name:	Kaitlin Trinh
		Title:	Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	HUDSON CANYON FUNDING II, LTD.

by: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney In Fact

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

ING Prime Rate Trust	ING International (II) - Senior Loans
by: ING Investment Management Co., as its investment manager	by: ING Investment Management Co., as its investment manager

ING Senior Income Fund	ING Investment Trust Co. Plan for Employee
by: ING Investment Management Co.,	Benefit Investment Funds - Senior Loan Fund
as its investment manager	by: ING Investment Trust Co. as its trustee

ING Investment Management CLO I, LTD.	Phoenix CLO I, LTD.
by: ING Investment Management Co.,	by: ING Alternative Asset Management LLC,
as its investment manager	as its investment manager

ING Investment Management CLO II, LTD.	Phoenix CLO II, LTD.
by: ING Investment Management Co.,	by: ING Alternative Asset Management LLC,
as its investment manager	as its investment manager

ING Investment Management CLO III, LTD.	Phoenix CLO III, LTD.
by: ING Investment Management Co.,	by: ING Alternative Asset Management LLC,
as its investment manager	as its investment manager

ING Investment Management CLO IV, LTD.	ING Euro Loans Fund I, LLC
by: ING Investment Management Co.,	by: ING Alternative Asset Management LLC,
as its investment manager	as its managing member

ING Investment Management CLO V, LTD.	ING Floating Rate Fund
by: ING Investment Management Co.,	by: ING Investment Management Co.,
as its investment manager	as its investment manager

	by:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Invesco Floating Rate Fund

by: INVESCO Senior Secured Management, Inc. As Sub-Adviser

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Invesco Funds III – Invesco U.S. Senior Loan Fund

by: INVESCO Asset Management, S.A., As Investment Manager

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Invesco Prime Income Trust

by: Invesco Senior Secured Management, Inc. as Sub-Adviser

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Invesco Van Kampen Dynamic Credit Opportunities Fund

by: Invesco Senior Secured Management, Inc. as Sub-Adviser

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Invesco Van Kampen Senior Income Trust

by: Invesco Senior Secured Management, Inc. as Sub-Adviser

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Invesco Van Kampen Senior Loan Fund

by: Invesco Senior Secured Management, Inc. as Sub-Adviser

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	INWOOD PARK CDO LTD

by: Blackstone Debt Advisors L.P. as Collateral Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Ironshore Inc.

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:		Janus Capital Funds Plc Janus US High Yield Fund

	by:	/s/ -
Name:
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:		Janus High-Yield Fund

	by:	/s/ -
Name:
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Jay Street Market Value CLO I Ltd.

by: DiMaio Ahmad Capital, as Manager

	by:	/s/ Paul Travers
		Name:	Paul Travers, Principal
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

	by:	/s/ David C. Wagner
PPM America, Inc. as subadvisor
		Name:	David C. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	KATONAH 2007-1 CLO LTD

	by:	/s/ Daniel Gilligan
		Name:	Daniel Gilligan
		Title:	Authorized Officer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	KATONAH X CLO LTD

	by:	/s/ Daniel Gilligan
		Name:	Daniel Gilligan
		Title:	Authorized Officer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Latitude CLO I, Ltd.

	by:	/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Latitude CLO III, Ltd.

	by:	/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LCM III, Ltd.

	by:	LCM Asset Management LLC
As Collateral Manager

	by:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LCM IV, Ltd.

by: LCM Asset Management LLC As Collateral Manager

	by:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LCM V, Ltd.

by: LCM Asset Management LLC As Collateral Manager

	by:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LCM VI, Ltd.

by: LCM Asset Management LLC As Collateral Manager

	by:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LCM VIII Limited Partnership

by: LCM Asset Management LLC As Collateral Manager

	by:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Liberty Mutual Insurance Company

	by:	/s/ Robert A. Howard
		Name:	Robert A. Howard
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LightPoint CLO IV, Ltd

by: Neuberger Berman Fixed Income LLC as collateral manager

	by:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LightPoint CLO V, Ltd

by: Neuberger Berman Fixed Income LLC as collateral manager

	by:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LightPoint CLO VII, Ltd

by: Neuberger Berman Fixed Income LLC as collateral manager

	by:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LightPoint CLO VIII, Ltd

by: Neuberger Berman Fixed Income LLC as collateral manager

	by:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	FEINGOLD O’KEEFE CAPITAL, LLC
As Collateral Manager for
Lime Street CLO, Ltd.

	by	/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LIMEROCK CLO I

by: INVESCO Senior Secured Management, Inc. as Investment Manager

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LLCP LOAN FUNDING 2007

	by:	/s/ Arlene Arellano
		Name:	Arlene Arellano
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LMP Corporate Loan Fund, Inc.

by: Citi Alternative Investments LLC

	by:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LOAN FUNDING XIII for itself or as agent For Corporate Funding XIII, as a Lender

	by:	/s/ Stephen Perrella
		Name:	Stephen Perrella
		Title:	Credit Analyst

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LOOMIS SAYLES CLO I, LTD. As Lender

by: Loomis, Sayles & Company, L.P.,
Its Investment Manager

by: Loomis, Sayles & Company, Incorporated,
Its General Partner

	By	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LOOMIS SAYLES CREDIT ASSET TRUST,
As Lender

by: Loomis, Sayles & Company, L.P.,
Its Investment Manager

by: Loomis, Sayles & Company, Incorporated,
Its General Partner

	By	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.
As Lender

by: Loomis, Sayles & Company, L.P.,
Its Investment Manager

by: Loomis, Sayles & Company, Incorporated,
Its General Partner

	By	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	MARQUETTE PARK CLO LTD.

by: Deerfield Capital Management LLC as
its Collateral Manager

	By	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by:
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	MASTER SEGREGATED PORTFOLIO A2

by: Guggenheim High-Yield Plus Master Fund SPC On behalf of and for the account of MASTER SEGREGATED PORTFOLIO A2 by: Guggenheim Investment Management, LLC as Manager

	by:	/s/ Kaitlin Trinh
		Name:	Kaitlin Trinh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Master Senior Floating Rate LLC

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	MET INVESTORS SERIES TRUST – MET/EATON
VANCE FLOATING RATE PORTFOLIO

by: Eaton Vance Management as Investment Sub-Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Missouri State Employees’ Retirement System

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Morgan Stanley Investment Management Croton, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	by:	/s/ C. Adrian Marshall
		Name:	C. Adrian Marshall
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by:
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	MOSELLE CLO S.A.

by: INVESCO Senior Secured Management, Inc. as Collateral Manager

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	MSIM Peconic Bay, Ltd.

by: INVESCO Senior Secured Management, Inc. as Collateral Manager

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Muir Grove CLO, Ltd.

by: Tall Tree Investment Management, LLC as Collateral Manager

	by:	/s/ Brian T. Buscher
		Name:	Brian T. Buscher
		Title:	Officer

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	NANTUCKET CLO I LTD.

by: Fortis Investment Management USA, Inc
As Attorney-in-Fact

	by:	/s/ Vanessa Ritter
		Name:	Vanessa Ritter
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

by: Loomis, Sayles & Company, L.P.,
Its Investment Manager

by: Loomis, Sayles & Company, Incorporated,
Its General Partner

	by	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	NAUTIQUE FUNDING LTD.

by: INVESCO Senior Secured Management, Inc. as Investment Manager

	by:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	NAVIGATOR CDO 2006, LTD.

by: GE Capital Debt Advisors LLC, as Collateral Manager

	by:	/s/ John Campos
		Name:	John Campos
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Neuberger Berman - Floating Rate Income Fund

	by:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Neuberger Berman Strategic Income Fund

	by:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

NORTHWOODS CAPITAL V, LIMITED	NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., LP.	BY: ANGELO, GORDON & CO., LP.
AS COLLATERAL MANAGER	AS COLLATERAL MANAGER

NORTHWOODS CAPITAL VI, LIMITED	NORTHWOODS CAPITAL VIII, LIMITED
BY: ANGELO, GORDON & CO., LP.	BY: ANGELO, GORDON & CO., LP.
AS COLLATERAL MANAGER	AS COLLATERAL MANAGER

JRG Reinsurance Company, Ltd.
By: Angelo, Gordon & Co., LP. as Investment Manager

	by:	/s/ Bruce Martin
		Name:	Bruce Martin
		Title:	Managing Director

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Nuveen Floating Rate Income Fund
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Nuveen Symphony Credit Opportunities Fund
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	NZCG Funding Ltd.

by: Guggenheim Investment Management, LLC as Collateral Manager

	by:	/s/ Kaitlin Trinh
		Name:	Kaitlin Trinh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

	by:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	OAK HILL CREDIT PARTNERS IV, LIMITED

By: Oak Hill CLO Management IV, LLC
As Investment Manager

	by:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	OAK HILL CREDIT PARTNERS V, LIMITED

By: Oak Hill Advisors, L.P.
As Portfolio Manager

	by:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	OHA FINLANDIA CREDIT FUND

	by:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	OHA PARK AVENUE CLO I, LTD.

By: Oak Hill Advisors, L.P.
As Investment Manager

	by:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By: Oak Hill Advisors, L.P.
As Investment Manager

	by:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND

By: Eaton Vance Management as Investment Sub-Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO

By: Eaton Vance Management as Investment Sub-Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PPM GRAYHAWK CLO, LTD.

By: PPM America, Inc. as Collateral Manager

	by:	/s/ David C. Wagner
		Name:	David C. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Principal Fund, Inc.- Global Diversified Income Fund

by: Guggenheim Investment Management, LLC as Sub-Advisor

	by:	/s/ Kaitlin Trinh
		Name:	Kaitlin Trinh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:		Principal Life Insurance Company On Behalf Of One or More Separate Accounts (Principal Life Insurance Company, DBA Bond & Mortgage Separate Account)

by: Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	by:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

	by:	/s/ Joellen J. Watts
Name: Joellen J. Watts
Title: Counsel

Principal Funds, Inc. - Bond & Mortgage Securities Fund

[PETCO Animal Supplies, Inc. - Amendment No. I]

by:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

by:	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

by:	/s/ Joellen J. Watts
	Name:	Joellen J. Watts
	Title:	Counsel

Principal Funds, Inc. -High Yield Fund

by:	/s/ Darrin E. Smith
	Name:	Darrin E. Smith
	Title:	Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Prospect Funding I, LLC

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PROSPECT PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

	by:	/s/ Kevin Parnell
		Name:	Kevin Parnell
		Title:	Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

	by:	/s/ Suzanne Deshaies
		Name:	Suzanne Deshaies
		Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PUTNAM FLOATING RATE INCOME FUND

	by:	/s/ Beth Mazor
		Name:	Beth Mazor
		Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

	by:	/s/ Suzanne Deshaies
		Name:	Suzanne Deshaies
		Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Pyramis Floating Rate High Income Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee

	by:	/s/ -
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	RACE POINT III CLO

by: Sakaty Advisors, LLC,
as Collateral Manager

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	RACE POINT IV CLO, Ltd.

by: Sakaty Advisors, LLC,
as Collateral Manager

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Rampart CLO 2006-1 Ltd.

by: Stone Tower Debt Advisors, LLC,
as its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Rampart CLO 2007 Ltd.

by: Stone Tower Debt Advisors, LLC,
as its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Red River CLO Ltd.

by: Highland Capital Management, L.P.
as Collateral Manager

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	REGATTA FUNDING LTD.

by: Citi Alternative Investments LLC, attorney-in-fact

	by:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	RiverSource Bond Series, Inc -
Columbia Floating Rate Fund

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	RiverSource Life Insurance Company

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	RiverSource Variable Series Trust-
RiverSource Variable Portfolio-
Strategic Income Fund

	by:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Riversource Variable Series Trust-Variable Portolio Eaton Vance Floating Rate Income Fund

by: Eaton Vance Management as Investment Sub-Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Rockwall CDO II Ltd.

by: Highland Capital Management, L.P.
As Collateral Manager
by: Strand Advisors, Inc.,
its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Rockwall CDO Ltd.

by: Highland Capital Management, L.P.
As Collateral Manager
by: Strand Advisors, Inc.,
its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Rosedale CLO II Ltd.

by: JMP Credit Advisor LLC
as Collateral Manager

	by:	/s/ Jeremey Phipps

		Name:	Jeremey Phipps
		Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SAN GABRIEL CLO I, LTD.

	by:	/s/ John Casparian
		Name:	John Casparian
		Title:	Co-President, Churchill Pacific Asset Management

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Sankaty Managed Account (PSERS), L.P.

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Sankaty Senior Loan Fund L.P.

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SARATOGA CLO I, LIMITED.

by: INVESCO Senior Secured Management, Inc.
As Asset Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SCHILLER PARK CLO LTD.

by: Deerfield Capital Management LLC as its Collateral Manager

	by:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institutions:

Mountain View CLO II Ltd.	Ridgeworth Funds - Investment Grade Bond Fund
By: Seix Investment Advisors LLC, as Collateral Manager	By: Seix Investment Advisors LLC, as Subadvisor

Mountain View CLO III Ltd.	Ridgeworth Funds - Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Collateral Manager	By: Seix Investment Advisors LLC, as Subadvisor

Rochdale Fixed Income Opportunities Portfolio	Ridgeworth Funds -Total Return Bond Fund
By: Seix Investment Advisors LLC, as Collateral Manager	By: Seix Investment Advisors LLC, as Subadvisor

Ridgeworth Funds- Intermediate Bond Fund	Seix Credit Opportunities Fund Financing I, Ltd.
By: Seix Investment Advisors LLC, as Subadvisor	By: Seix Investment Advisors LLC, as Investment Manager

	by:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Senior Debt Portfolio

by: Boston Management and Research as Investment Advisor

	by:	/s/ John Redding
		Name:	John Redding
		Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SERVES 2006-1, Ltd.

By PPM America, Inc. as Collateral Manager

	by:	/s/ David C. Wagner
		Name:	David C. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SIERRA CLO II, LTD.

By PPM America, Inc. as Collateral Manager

	by:	/s/ John Casparian
		Name:	John Casparian
		Title:	Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SILVERCREST CBNA LOAN FUNDING LLC

	by:	/s/ Lynette Thompson
		Name:	Lynette Thompson
		Title:	Director

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
Spring Road CLO 2007-I, LTD.

	by:	/s/ Nicole D. Kouba
		Name:	Nicole D. Kouba
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SSS Funding II, LLC

by: Sakaty Advisors, LLC,
as Collateral Manager

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Guardian Trust Company, for and on behalf of State of Alaska Permanent Fund by: State of Alaska Permanent Fund

By: Capital Guardian Trust Company, for and on behalf of State of Alaska Permanent Fund

	by:	/s/ Mark Brubaker
		Name:	Mark Brubaker
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institutions: State Street Corporation and Northern Trust Global Services

Transamerica Partners High Yield Bond Portfolio by: Eaton Vance management as investment advisor		Fonds for Gemene Redkingin Beroepsvervoer-HY FBO: Stichtin Bedrijfstakpensionfonds voor het Beroepsvervoer over de Weg by: Eaton Vance management as investment advisor

/s/ Michael W. Weilheimer		/s/ Michael W. Weilheimer
Name:	Michael W. Weilheimer	Name:	Michael W. Weilheimer
Title:	Vice President	Title:	Vice President

High Income Opportunities Portfolio		The Regents of the University of California
by: Boston Management and Research as investment advisor		by: Eaton Vance management as investment advisor

/s/ Michael W. Weilheimer		/s/ Michael W. Weilheimer
Name:	Michael W. Weilheimer	Name:	Michael W. Weilheimer
Title:	Vice President	Title:	Vice President

Boston Income Portfolio by: Boston Management and Research as investment advisor

/s/ Michael W. Weilheimer
Name:	Michael W. Weilheimer
Title:	Vice President

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Stone Tower CLO IV Ltd.

Stone Tower Debt Advisors LLC
As its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Stone Tower CLO V Ltd.

Stone Tower Debt Advisors LLC
As its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Stone Tower CLO VI Ltd.

Stone Tower Debt Advisors LLC
As its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Stone Tower CLO VII Ltd.

Stone Tower Debt Advisors LLC
As its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Stone Tower Credit Funding I Ltd.

Stone Tower Fund Management LLC
As its Collateral Manager

	by:	/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Stratford CLO Ltd,

by: Highland Capital Management, L.P.
As Collateral Manager
by: Strand Advisors, Inc.,
its General Partner

	by:	/s/ Jason Post
		Name:	Jason Post
		Title:	Operations Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	SUN LIFE ASSURANCE COMPANY of CANADA (US)

by: GSO/Blackstone CP Holdings as Sub-Advisor

	by:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony CLO I, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony CLO II, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony CLO III, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony CLO IV, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony CLO V, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony CLO VI, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Symphony Asset Management LLC

Symphony Credit Opportunities Fund, LTD.
By: Symphony Asset Management LLC

	by:	/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Tetragon Financial Group Master fund Limited

by Tetragon Financial Management LP, its investment manager

	by:	/s/ Read Griffith
		Name:	Read Griffith
		Title:	Principal

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Capital Research and Management Company, for and on behalf of The Income Fund of America

The Income Fund of America

by: Capital Research and Management Company, for and on behalf of The Income Fund of America

	by	/s/ Michael J. Downer
		Name:	Michael J. Downer
		Title:	Senior Vice President and Secretary

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

	by:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	by:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	by	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	TRIBECA PARK CLO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager

	by	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Trimaran CLO IV Ltd

by Trimaran Advisors, L.L.C.

	by	/s/ Dominick J. Mazzietelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Trimaran CLO V Ltd

by Trimaran Advisors, L.L.C.

	by	/s/ Dominick J. Mazzietelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Trimaran CLO VI Ltd

by Trimaran Advisors, L.L.C.

	by	/s/ Dominick J. Mazzietelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Trimaran CLO VII Ltd

by Trimaran Advisors, L.L.C.

	by	/s/ Dominick J. Mazzietelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	TURF MOOR

	by:	/s/ Arlene Arellano
		Name:	Arlene Arellano
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	UNITED HEALTH CARE INSURANCE COMPANY

by: GSO Capital Advisors LLC, as Manager

	by:	/s/ Marisa Beeney
		Name:	Marisa Beeney
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	VENTURE IX CDO LIMITED

by: MJX Asset Management LLC, its investment advisor

	by:	/s/ John J. Wagner
		Name:	John J. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	VENTURE V CDO LIMITED

by: MJX Asset Management LLC, its investment advisor

	by:	/s/ John J. Wagner
		Name:	John J. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	VENTURE VI CDO LIMITED

by: MJX Asset Management LLC, its investment advisor

	by:	/s/ John J. Wagner
		Name:	John J. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	VENTURE VII CDO LIMITED

by: MJX Asset Management LLC, its investment advisor

	by:	/s/ John J. Wagner
		Name:	John J. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	VENTURE VIII CDO LIMITED

by: MJX Asset Management LLC, its investment advisor

	by:	/s/ John J. Wagner
		Name:	John J. Wagner
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	Victoria Court CBNA Loan Funding LLC

	by:	/s/ Patrick Reichart
		Name:	Patrick Reichart
		Title:	Attorney in Fact

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	Virtus Senior Floating Rate Fund

	by:	/s/-
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WASATCH CLO LTD

by: INVESCO Senior Secured Management, Inc.
As Collateral Manager

	by	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO
AMENDMENT NO. 1 DATED AS
OF THE DATE FIRST WRITTEN
ABOVE, TO THE PETCO
ANIMAL SUPPLIES, INC.
CREDIT AGREEMENT

Name of Institution:	WellPoint, Inc.

	by:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Senior Vice President of Operations

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WhiteHorse III, Ltd.

by WhiteHorse Capital Partners, L.P. as Collateral Manager

by WhiteRock Asset Advisor, LLC, its G.P.

	by:	/s/ Jay Carvell
		Name:	Jay Carvell
		Title:	Manager

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE PETCO ANIMAL SUPPLIES, INC. CREDIT AGREEMENT

Name of Institution:	WhiteHorse IV, Ltd.

by WhiteHorse Capital Partners, L.P.
as Collateral Manager

by WhiteRock Asset Advisor, LLC, its G.P.

	by:	/s/ Jay Carvell
		Name:	Jay Carvell
		Title:	Manager

For any Lender requiring a second signature line:

By
Name:
Title:

[PETCO Animal Supplies, Inc. - Amendment No. I]